Commitments and Contingencies - Future Minimum Lease Payments under Non-Cancelable Operating Leases (Detail) $ in Thousands	May 31, 2018 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2019	$ 296,575
2020	271,387
2021	225,424
2022	176,188
2023	123,444
Thereafter	164,444
Operating Leases, Future Minimum Payments Due, Total	$ 1,257,462